UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2025

PLAYA HOTELS & RESORTS N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	1-38012	98-1346104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Keizersgracht 555 1017 DR Amsterdam, the Netherlands		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: Tel: + 31 20 240 9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary Shares, €0.10 par value	PLYA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Playa Hotels & Resorts N.V. (“Playa” or the “Company”) held an extraordinary general meeting of shareholders (the “EGM”) on Thursday, April 17, 2025, at 11:00 a.m., Central European Summer Time, in Amsterdam, the Netherlands. As of March 20, 2025, the record date for the EGM, there were 127,827,581 shares of the Company’s ordinary shares, par value €0.10 per share (the “Shares”), issued and outstanding. At the EGM, a total of 106,832,659 Shares were present in person or by proxy, representing 83.57% of the total number of shares outstanding and entitled to vote at the EGM and a quorum for all matters before the Stockholders as required by the Company’s Articles of Association. The results of the matters voted upon and adopted at the Company’s EGM are set forth below.

(1)	Conditional appointment of the following person as executive director of the Company:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Felicity Black-Roberts	94,077,739	179,228	12,575,692	—

(2)	Conditional appointment of the following persons as non-executive directors of the Company:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Noah Hoppe	94,158,908	98,005	12,575,746	—
James Francque	94,158,789	98,123	12,575,747	—

(3)	Conditional granting of full and final discharge to each member of Playa’s Board of Directors for his or her acts of management or supervision, as applicable, up to and including the date of the EGM.

Votes For	Votes Against	Abstain	Broker Non-Votes
93,836,182	66,125	12,930,352	—

(4)

Conditional resolution to enter into a statutory triangular merger of the Company (as disappearing company) with and into Playa Hotels & Resorts Merger Sub B.V. (as acquiring company), with Playa Hotels & Resorts New TopCo B.V. (“New TopCo”) allotting class A shares of New TopCo to Playa’s shareholders (other than HI Holdings Playa B.V. (“Buyer”)) and class B shares of New TopCo to Buyer in accordance with Sections 2:309 et seq. and 2:333a of the Dutch Civil Code (the “Triangular Merger”).

Votes For	Votes Against	Abstain	Broker Non-Votes
93,969,878	35,781	12,827,000	—

(5)

Conditional resolution to approve, to the extent required under applicable law, also within the meaning of Section 2:107a of the Dutch Civil Code, the cancellation of all outstanding class A shares of New TopCo following the effective time of the Triangular Merger.

Votes For	Votes Against	Abstain	Broker Non-Votes
93,969,759	35,762	12,827,138	—

(6)

Non-binding advisory vote to approve the compensation that will or may become payable by the Company to its named executive officers in connection with the completion of Buyer’s offer to purchase all of the outstanding Shares.

Votes For	Votes Against	Abstain	Broker Non-Votes
68,127,336	25,630,510	13,074,813	—

Additional Information and Where to Find It

This Form 8-K is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any ordinary shares of Playa or any other securities, nor is it a substitute for the tender offer materials that Hyatt Hotels Corporation (“Hyatt”) and Buyer have filed with the SEC upon commencement of the tender offer. On February 24, 2025, a tender offer statement on Schedule TO (the “Tender Offer Statement”), including an offer to purchase, a letter of transmittal and related documents, was filed with the SEC by Hyatt and Buyer and a solicitation/recommendation statement on Schedule 14D-9 (the “Solicitation/Recommendation Statement”) was filed with the SEC by Playa with respect to the tender offer. The offer to purchase all of the outstanding ordinary shares of Playa is only being made pursuant to the Tender Offer Statement (as amended from time to time).

THE TENDER OFFER STATEMENT (INCLUDING THE OFFER TO PURCHASE, THE RELATED LETTER OF TRANSMITTAL AND THE OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 CONTAIN IMPORTANT INFORMATION. INVESTORS AND SHAREHOLDERS OF PLAYA ARE URGED TO READ THESE DOCUMENTS CAREFULLY (AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT SUCH PERSONS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR ORDINARY SHARES.

The Tender Offer Statement (including the offer to purchase, the related letter of transmittal and the other tender offer documents), the Solicitation/Recommendation Statement and other documents filed with the SEC by Hyatt or Playa may be obtained free of charge at the SEC’s website at www.sec.gov or at Playa’s website at investors.playaresorts.com or by contacting Playa’s investor relations department at ir@playaresorts.com or at Hyatt’s website at investors.hyatt.com or by contacting Hyatt’s investor relations department at investorrelations@hyatt.com. In addition, investors and shareholders of Playa may obtain free copies of the tender offer materials by contacting Georgeson LLC, the information agent for the tender offer, toll free at (866) 828-4304 (for shareholders) or collect at (210) 664-3693 (for banks and brokers), or by email at HyattOffer@georgeson.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Playa Hotels & Resorts N.V.

By:	/s/ Tracy M.J. Colden
Name:	Tracy M.J. Colden
Title:	Executive Vice President and General Counsel

Date: April 17, 2025